 As filed with the Securities and Exchange Commission on February 27, 1995
                                                            Registration No. 33-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                        ________________________________

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933
                        ________________________________

                        MAXIM INTEGRATED PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)
                        ________________________________


             Delaware                                           94-2896096
(State or other jurisdiction                                 (I.R.S. Employer
 of incorporation or organization)                        Identification Number)

                        _______________________________

                             120 San Gabriel Drive
                           Sunnyvale, California  94086
                    (Address of Principal Executive Offices)
                        ________________________________

                          Incentive Stock Option Plan
                   Supplemental Nonemployee Stock Option Plan
                     1987 Employee Stock Participation Plan
                      1987 Supplemental Stock Option Plan
                           (Full title of the plans)

                            Anthony C. Gilbert, Esq.
                        Maxim Integrated Products, Inc.
                             120 San Gabriel Drive
                          Sunnyvale, California  94086
                               (408) 737-7600
- -------------------------------------------------------------------------------
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                        ________________________________

                                   Copies to:

                              James R. Jones, Esq.
                    Cooley Godward Castro Huddleson & Tatum
                        Five Palo Alto Square, Suite 400
                              Palo Alto, CA  94306
                        ________________________________

                                                         CALCULATION OF REGISTRATION FEE
===================================================================================================================================
                                                            PROPOSED MAXIMUM
     TITLE OF EACH CLASS         AMOUNT TO BE REGISTERED   OFFERING PRICE PER   PROPOSED MAXIMUM AGGREGATE   AMOUNT OF REGISTRATION
OF SECURITIES TO BE REGISTERED              (1)                SHARE (1)            OFFERING PRICE (1)               FEE
- -----------------------------------------------------------------------------------------------------------------------------------
 Stock Options and                      3,600,000            $22.25 - $35.00          $94,956,994.50              $32,743.79
 Common Stock
===================================================================================================================================

(1) Estimated solely for the purpose of calculating the amount of the registration fee in accordance with Rule 457(c) and (h) of Regulation C promulgated under the Securities Act of 1933. The price per share and aggregate offering price are based upon (a) the weighted average exercise price of shares subject to options and rights currently outstanding under the Registrant's Incentive Stock Option Plan, Supplemental Nonemployee Stock Option Plan, the 1987 Employee Stock Participation Plan and the 1987 Supplemental Stock Option Plan and (b) the average of the high and low prices of the Registrant's Common Stock on February 22, 1995 as reported on the NASDAQ National Market System for shares (i) available for future option grants and rights under the Incentive Stock Option Plan, the Supplemental Nonemployee Stock Option Plan, the 1987 Employee Stock Participation Plan and the 1987 Supplemental Stock Option Plan. The following chart shows the calculation of the registration fee.

                              Number of        Offering Price       Aggregate
     Type of Shares           Shares           Per Share            Offering Price
     --------------           ---------        ---------------      --------------
     Outstanding Options      3,053,670        $22.25 - $35.00      $78,020,764.50
     and Rights

     Shares Available           546,330            $31.00           $16,936,230.00
     for Future Grant                                               --------------

                                                                    $94,956,994.50
                                                                     x   .00034483
                                                                     -------------

                                                                    $    32,743.79

================================================================================

    Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

                   INCORPORATION BY REFERENCE OF CONTENTS OF
                      REGISTRATION STATEMENTS ON FORM S-8


         The contents of the Registration Statements on Form S-8 No. 33-54026 and 33-72186 filed with the Securities and Exchange Commission on October 30, 1992 and November 24, 1993, respectively, are hereby incorporated by reference herein.



                                    EXHIBITS

EXHIBIT
NUMBER
5           Opinion of Cooley Godward Castro Huddleson & Tatum.

23.1        Consent of Ernst & Young, independent auditors.

23.2 Consent of Cooley Godward Castro Huddleson & Tatum is contained in Exhibit 5 to this Registration Statement.

24          Power of Attorney is contained on the signature pages.

99.1        Registrant's Incentive Stock Option Plan, as amended as of
            November 10, 1994.  Filed as Exhibit 10.13 to the Company's Annual
            Report on Form 10-K for the fiscal year ended June 30, 1994.

99.2 Registrant's Supplemental Nonemployee Stock Option Plan, as amended as of November 10, 1994. Filed as Exhibit 10.15 to the Company's Annual Report on Form 10-K for the fiscal year ended
            June 30, 1994.

99.3 Registrant's 1987 Employee Stock Participation Plan, as amended as of November 10, 1994. Filed as Exhibit 10.16 to the Company's
            Annual Report on Form 10-K for the fiscal year ended June 30, 1994.

99.4        Registrant's 1987 Supplemental Stock Option Plan, as amended as of
            November 10, 1994.  Filed as Exhibit 10.14 to the Company's
            Annual Report on Form 10-K for the fiscal year ended June 30, 1994.

                                   SIGNATURES


     THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California, on February 23, 1995.


                                MAXIM INTEGRATED PRODUCTS, INC.



                                By  /s/  John F. Gifford
                                    -------------------------------------------
                                         John F. Gifford
                                         President, Chief Executive Officer and
                                         Chairman of the Board




                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John F. Gifford and Anthony C. Gilbert, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


     Signature                                 Title                                                       Date
     ---------                                 -----                                                       ----
/s/    John F. Gifford                         President, Chief Executive Officer,                  February 23, 1995
- ---------------------------------------        Chairman of the Board and Director (Principal
      (John F. Gifford)                        Executive Officer)





/s/    Michael J. Byrd                         Vice President and Chief Financial Officer           February 23, 1995
- ---------------------------------------        (Principal Financial Officer)
      (Michael J. Byrd)




/s/    Richard E. Slater                       Vice President, Chief Accounting Officer             February 23, 1995
- ----------------------------------------       (Principal Accounting Officer)
      (Richard E. Slater)




/s/    James R. Bergman                        Director                                             February 23, 1995
- -------------------------------
      (James R. Bergman)




/s/    Robert F. Graham                        Director                                             February 23, 1995
- -------------------------------
      (Robert F. Graham)




/s/    A.R. Frank Wazzan                       Director                                             February 23, 1995
- ------------------------------
      (A.R. Frank Wazzan)

                               INDEX TO EXHIBITS


     The contents of the Registration Statements on Form S-8 No. 33-54026 and 33-72186 filed with the Securities and Exchange Commission on October 30, 1992 and November 24, 1993, respectively, are hereby incorporated by reference herein.


EXHIBIT
NUMBER                                 DESCRIPTION
5                     Opinion of Cooley Godward Castro Huddleson & Tatum.

23.1                  Consent of Ernst & Young, LLP, independent auditors.

23.2                  Consent of Cooley Godward Castro Huddleson & Tatum is contained in Exhibit 5 to this
                      Registration Statement.

24                    Power of Attorney is contained on the signature pages.

99.1                  Registrant's Incentive Stock Option Plan, as amended as
                      of November 10, 1994.  Filed as Exhibit 10.13 to the Company's Annual Report on Form
                      10-K for the fiscal year ended June 30, 1994.

99.2                  Registrant's Supplemental Nonemployee Stock Option Plan, as amended as of November 10, 1994.  Filed as Exhibit 10.15 to the Company's Annual Report on Form
                      10-K for the fiscal year ended June 30, 1994.

99.3                  Registrant's 1987 Employee Stock Participation Plan, as amended as of November 10, 1994.  Filed as Exhibit 10.16 to the Company's Annual Report on Form
                      10-K for the fiscal year ended June 30, 1994.

99.4                  Registrant's 1987 Supplemental Stock Option Plan, as amended as of November 10, 1994.  Filed as Exhibit 10.14 to the Company's Annual Report on Form
                      10-K for the fiscal year ended June 30, 1994.